Note 8 - Financial Income, Net	6 Months Ended
Jun. 30, 2017
Notes to Financial Statements
Interest Income and Interest Expense Disclosure [Text Block]
8—FINANCIAL
INCOME, NET

Interest (expense) income, net consists of the following:

	6 months 2017	6 months 2016
Interest income	6	9
Interest expense	(18)	(27)
Warrants exercised or forfeited	625	174
Changes in fair value of the warrants	795	2,734
Total	1,408	2,891